SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 3, 2004

ANTARES PHARMA, INC.

(Exact Name of Registrant as Specified in Charter)

Minnesota	0-20945	41-1350192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

707 Eagleview Boulevard, Suite 414, Exton, PA	19341
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 458-6200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 9.	Regulation FD Disclosure.

Antares Pharma, Inc. (the “Company”) today made a presentation at the Friedman Billings Ramsey 8th Annual Growth Investor Conference regarding its operations and business. The PowerPoint slide presentation used during the Company’s presentation at the Friedman Billings Ramsey 8th Annual Growth Investor Conference is furnished as Exhibit 99.1

The information in this Item 9 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits.

99.1	PowerPoint Slides (furnished)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2004	ANTARES PHARMA, INC.

	By	/s/ Lawrence M. Christian

Lawrence M. Christian Chief Financial Officer